UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WESTERN ASSET PREMIER BOND FUND
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WESTERN ASSET PREMIER BOND FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 27, 2009

To the Shareholders of
Western Asset Premier Bond Fund

The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Wednesday, May 27, 2009 at 8:30 a.m., Pacific time, to consider and act upon the following matters:

(1) Election of five Trustees by holders of the Fund's common shares and preferred shares voting together as a single class;

(2) Election of two Trustees by holders of the Fund's preferred shares voting separately as a class; and

(3) Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees has fixed the close of business on April 16, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Robert I. Frenkel,
Secretary

Pasadena, California
May 1, 2009

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET PREMIER BOND FUND

385 East Colorado Boulevard, Pasadena, California 91101

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 27, 2009:
The proxy statement is available at https://materials.proxyvote.com using Cusip/Ticker 957664.

The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund to be held on May 27, 2009 at 8:30 a.m., Pacific time, in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California (the "Annual Meeting"), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider the election of seven Trustees to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about May 5, 2009.

The Board of Trustees has fixed the close of business on April 16, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on April 16, 2009, the Fund had issued and outstanding 11,526,548 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund.

Shareholders of the Fund as of the close of business on April 16, 2009 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights.

The Fund's Declaration of Trust, as amended, provides that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently seven. Holders of the Common Shares ("Common Shareholders") and holders of the Preferred Shares ("Preferred Shareholders") will vote as a single class on the election of five of the Trustees (the "Common/Preferred Trustees"). Pursuant to the Fund's Bylaws and the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, have the right to elect two Trustees of the Fund (the "Preferred Trustees," and together with the Common/Preferred Trustees, the "Trustees"). The Board has designated Ronald L. Olson and R. Jay Gerken as nominees to be elected by the Preferred Shareholders. Messrs. Olson and Gerken are both currently Trustees of the Fund. The Common Shareholders do not have the right to vote with respect to the election of Messrs. Olson and Gerken.

Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the Common/Preferred Trustees. Thirty percent of the Preferred Shares entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the Preferred Trustees. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, The Altman Group ("Altman"), which has been retained to solicit proxies from shareholders. The Fund has also retained American Stock Transfer & Trust Company ("AST") to assist shareholders in the voting process. For these services, the Fund will pay Altman and AST each a fee that in the aggregate is not expected to exceed $15,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of Altman and AST, will be borne by the Fund.

Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Charles A. Ruys de Perez, Kevin Ehrlich and Maureen Delepine the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Ruys de Perez is the General Counsel of Western Asset Management Company, the Fund's investment adviser (the "Investment Adviser"). Mr. Ehrlich and Ms. Delepine are also employees of the Investment Adviser. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Fund the Board of Trustees' nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting will decide any question.

HOW TO SUBMIT A PROXY

Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF COMMON/PREFERRED TRUSTEES

Five Common/Preferred Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each such nominee is set forth in the table below. Each such nominee is presently a Trustee of the Fund.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Ronald J. Arnault, Anita L. DeFrantz, Avedick B. Poladian, William E. B. Siart and Jaynie Miller Studenmund as Common/Preferred Trustees of the Fund. Each such nominee has agreed to serve if elected at the Annual Meeting. If any such nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend for the position of Common/Preferred Trustee.

Required Vote. The Common/Preferred Trustees of the Fund will be elected by a plurality vote of the Common Shares and the Preferred Shares voted together as a single class on the election of Common/Preferred Trustees at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of Ronald J. Arnault, Anita L. DeFrantz, Avedick B. Poladian, William E. B. Siart and Jaynie Miller Studenmund to the Board of Trustees as a Common/Preferred Trustee.

Information Regarding the Nominees. Information about the nominees is set forth below. Except for Mr. Gerken, who serves as the Fund's President, no nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on February 1, 2009
INDEPENDENT NOMINEES

Ronald J. Arnault (65)	Trustee (1) (2) (3)	Served since 2002	Retired.	13	None	None

Anita L. DeFrantz (56)	Trustee (2) (3)	Served since 2002	President (1987-present) and Director (1990-present) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)	None

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on February 1, 2009
Avedick B. Poladian (57)	Trustee (1) (2) (3)	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); formerly, Partner, Arthur Andersen, LLP.	13	Occidental Petroleum Corporation	None

William E. B. Siart (62)	Trustee and Chairman (1) (2) (3)	Served since 2002	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (non-profit charter school management corporation) (2000-present).	13	None	None

Jaynie Miller Studenmund (54)	Trustee (1) (2) (3)	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)	None

INTERESTED NOMINEES

R. Jay Gerken (58) (4)	Trustee and President (5)	Served as a Trustee since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	159	Trustee or Director of certain funds associated with Legg Mason & Co., LLC or its affiliates (consisting of 159 portfolios).	2,000

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on February 1, 2009
Ronald L. Olson (67) (4)	Trustee (6)	Served since 2005	Senior Partner, Munger, Tolles & Olson LLP (law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company and Berkshire Hathaway, Inc.	None

(1)  Member of the Audit Committee of the Board of Trustees.

(2)  Member of the Executive and Contracts Committee of the Board of Trustees.

(3)  Member of the Governance and Nominating Committee of the Board of Trustees.

(4)  To be elected by holders of the Preferred Shares only. See Proposal 2 below.

(5)  Mr. Gerken is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(6)  Mr. Olson is considered to be an "interested person" (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

*  Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**  Each current Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser serves as an investment adviser to Western Asset Income Fund and one or more series of Western Asset Funds, Inc. The Fund's subadvisers, Western Asset Management Company Limited ("Western London"), Western Asset Management Company Pte. Ltd. ("Western Singapore") and Western Asset Management Company Ltd. ("Western Japan") (each, a "Subadviser" and together, the "Subadvisers"), each also serve as adviser to one or more series of Western Asset Funds, Inc. Mr. Gerken serves as Director/Trustee of 159 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

The following table states the dollar range of equity securities beneficially owned as of February 1, 2009 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies[1]
INDEPENDENT NOMINEES

Ronald J. Arnault	None	$10,001-$50,000

Anita L. DeFrantz	None	$10,001-$50,000

Avedick B. Poladian	None	None

William E. B. Siart	None	$10,001-$50,000

Jaynie Miller Studenmund	None	None

INTERESTED NOMINEES

R. Jay Gerken	$10,001-$50,000	Over $100,000

Ronald L. Olson	None	$10,001-$50,000

1  "Family of investment companies" for these purposes includes Western Asset Premier Bond Fund, Western Asset Income Fund (closed-end investment company) and the portfolios of Western Asset Funds, Inc. (open-end investment company).

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadvisers, consisting of Messrs. Arnault, Poladian and Siart and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadvisers and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's Proxy Statement dated March 30, 2007. The Fund's Audit Committee charter can be found at http://www.westernasset.com/us/en/ products/closed_end/4004.cfm.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T ("SAS 61"). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

Ronald J. Arnault (Chairman)
Avedick B. Poladian
William E.B. Siart
Jaynie Miller Studenmund

Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadvisers, consisting of Mses. DeFrantz and Studenmund and Messrs. Arnault, Poladian and Siart. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund, to review and make recommendations to the Board with respect to Trustee compensation, and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser or Subadvisers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

Executive and Contracts Committee. The Board of Trustees has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Mses. DeFrantz and Studenmund. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings. During 2008, the Board of Trustees held seven meetings, the Audit Committee held eight meetings, the Governance and Nominating Committee held one meeting, and the Executive and Contracts

Committee held three meetings. Each Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. Although the Fund's policies do not require the Trustees to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Trustees, although this will not be the case this year. Each current Trustee attended the Fund's annual shareholder meeting in May 2008.

Shareholder Communications. The Board of Trustees has adopted a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

Trustee Compensation. Each Trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers receives an aggregate fee of $70,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Boards or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities for the combined Boards. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee for the combined Boards. Other committee members receive $3,000 for serving as a member of each committee upon which they serve for the combined Boards. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $70,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the combined Boards attended in-person and a fee of $2,500 for participating in each telephonic meeting.

For the fiscal year ended December 31, 2008, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."

Name of Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(1)
INDEPENDENT NOMINEES
Ronald J. Arnault	$7,185	$0	$0	$158,625
Anita L. DeFrantz	$4,976	$0	$0	$120,750
Avedick B. Poladian	$5,995	$0	$0	$133,625
William E. B. Siart	$7,313	$0	$0	$161,500
Jaynie M. Studenmund	$6,032	$0	$0	$132,625
INTERESTED NOMINEES
R. Jay Gerken	$0	$0	$0	$0
Ronald L. Olson	$0	$0	$0	$0

(1)  Includes amounts received in 2008 from the Fund and from Western Asset Income Fund and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund.

During 2008, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

PROPOSAL 2

ELECTION OF PREFERRED TRUSTEES

Two Preferred Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Each such nominee is presently a Trustee of the Fund.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Ronald L. Olson and R. Jay Gerken as Preferred Trustees of the Fund. Information about each such nominee is set forth in the table above in Proposal 1. Each such nominee has agreed to serve if elected at the Annual Meeting. If either of Messrs. Olson and Gerken is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend for the position of Preferred Trustee.

Required Vote. The Preferred Trustees of the Fund will be elected by a plurality vote of the Preferred Shares, voting as a separate class, voted on their election at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of Messrs. Olson and Gerken as a Preferred Trustees.

INFORMATION CONCERNING THE INVESTMENT
ADVISER AND SUBADVISERS AND THE FUND'S OFFICERS

The Investment Adviser and the Subadvisers are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. Western London's address is 10 Exchange Square, London, England EC2A2EN. Western Singapore's address is 1 George Street #23-01, Singapore 049145. Western Japan's address is 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Shares, is set forth below, except that information regarding Mr. Gerken, the President of the Fund and a nominee, is provided in the table above with the other nominees. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Shares of the Fund Beneficially Owned on February 1, 2009
D. Daniel Fleet (51)	Vice President	Served since 2006	Director of International Business of the Investment Adviser (2006-present); Vice President of Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Director of Risk Management of the Investment Adviser (2002-2006).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Shares of the Fund Beneficially Owned on February 1, 2009
Gavin L. James (48)	Vice President	Served since 2001	Director of Global Client Services and Marketing of the Investment Adviser (1998-present).	None

S. Kenneth Leech (54)	Vice President	Served since 2001	Chief Investment Officer, Emeritus of the Investment Adviser (2008-present); Chief Investment Officer of the Investment Adviser (1998-2008); Vice President of Western Asset Funds, Inc. (1990-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	None

Stephen A. Walsh (50)	Vice President	Served since 2001	Chief Investment Officer of the Investment Adviser (2008-present) Deputy Chief Investment Officer of the Investment Adviser (2000-2008); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	28 (2)

Marie K. Karpinski (60) 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 2001	Vice President, Legg Mason & Co., LLC (2005-present) and Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Chief Financial Officer (2006-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Treasurer and Principal Financial and Accounting Officer, Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Principal Financial and Accounting Officer of Western Asset Income Fund (2001-present) and Western Asset Premier Bond Fund (2001-present); Treasurer of the Western Asset Income Fund (2001-2006) and Western Asset Premier Bond Fund (2001-2006).	500

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Shares of the Fund Beneficially Owned on February 1, 2009
Erin K. Morris (42) 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2006	Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2006-present); Assistant Treasurer, Legg Mason Partners Fund fixed income complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	None

Susan C. Curry (42) 55 Water Street New York, NY 10041	Assistant Treasurer	Served since 2007	Director of Tax–Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax–Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	None

Todd F. Kuehl (39) 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	None

Robert I. Frenkel (54) 300 First Stamford Place, 4th Floor Stamford, CT 06902	Secretary	Served since 2009	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co., LLC and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co., LLC (since 2003). Previously, Secretary of Citi Fund Management (2001 to 2004)	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Shares of the Fund Beneficially Owned on February 1, 2009
Richard M. Wachterman (61) 100 Light Street Baltimore, MD 21202	Assistant Secretary	Served since 2009	Associate General Counsel, Legg Mason & Co. (2004-present); Managing Director, Victory Capital Management (1981-2003); Secretary, Legg Mason Funds (2004-present); Secretary, Western Asset Funds, Inc., Western Asset Premier Bond Fund and Western Asset Income Fund (2008-2009); Vice President, Legg Mason Fund Adviser, Inc. (2007-present).	None

Thomas C. Mandia (46) 300 First Stamford Place, 4th Floor Stamford, CT 06902	Assistant Secretary	Served since 2009	Managing Director and Deputy General Counsel of Legg Mason & Co., LLC or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co., LLC.	None

(1)  Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

(2)  Mr. Walsh may be deemed to beneficially own an additional 1,000 shares of the Fund that are owned by one of Mr. Walsh's immediate family members.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals that shareholders wish to present to the 2010 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be delivered to the Secretary of the Fund by January 5, 2010 (i.e., at least 120 days before May 5, 2010).

Shareholders who wish to make a proposal at the 2010 Annual Meeting — other than one that will be included in the Fund's proxy materials and that does not propose one or more nominees for election as Trustees or propose to fix the number of Trustees — should notify the Fund by March 21, 2010 (i.e., at least 45 days before May 5, 2010). Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2010 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund neither earlier than February 26, 2010 nor later than March 28, 2010 (i.e., neither more than 90 days prior to May 27, 2010 nor less than 60 days prior to May 27, 2010).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of February 1, 2009, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date. As of the close of business on April 16, 2009, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,494,951 Common Shares (representing approximately 99.8% of the outstanding Common Shares) and all 2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of April 16, 2009, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the class of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
PREFERRED SHARES
Citigroup Global Markets Inc. ("CGM"),	225	7.8%
Citigroup Global Markets Holdings Inc. ("CGM Holdings"),	(2)(3)
Citigroup Financial Products Inc. ("CFP")
388 Greenwich Street, New York, NY 10013
and
Citigroup Inc. ("Citigroup")
399 Park Avenue, New York, NY 10043
(1)
Bank of America Corporation and Bank of America, N.A.	1,850	64.2%
Bank of America Corporate Center,	(2)(3)
100 North Tryon Street, Charlotte, NC 28255
and
Merrill Lynch, Pierce, Fenner & Smith, Inc.
4 World Financial Center, 250 Vesey Street, New York, NY 10080
(4)
COMMON SHARES
Sit Investment Associates, Inc.	879,643	7.67%
3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402	(6)
(5)
First Trust Portfolios L.P., First Trust Advisors L.P. and	681,592	5.9%
The Charger Corporation	(2)
120 East Liberty Drive, Suite 400, Wheaton, IL 60187
(7)

(1)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009. CFP is the sole stockholder of CGM. CGM Holdings is the sole stockholder of CFP. Citigroup is the sole stockholder of CGM Holdings.

(2)  All shares are held with shared voting power and shared dispositive power.

(3)  The number of shares reported represents combined holdings in multiple series of auction rate preferred securities of the Fund, which are treated in the Schedule 13G as one class of securities in accordance with the Securities and Exchange Commission's Auction Rate Securities – Global Exemptive Relief no-action letter issued on September 22, 2008.

(4)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2009.

(5)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009. Sit Investment Associates, Inc. is the investment advisor for thirteen mutual funds, on whose behalf it holds the shares reported.

(6)  All shares are held with sole voting power and sole dispositive power.

(7)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 27, 2009. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold common shares of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of the Fund's common shares. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold common shares of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, the Investment Adviser, the Subadvisers, certain affiliates of the Investment Adviser or Subadvisers, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2008, all such filing requirements were met with respect to the Fund, except, due to an administrative oversight, with respect to Jeffrey Nattans, a director of the Investment Adviser since July 10, 2007, who made a late filing of an initial Form 3.

ANNUAL REPORT TO SHAREHOLDERS

The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2008 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2009, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2007	$36,600	$9,900	$2,400	$0
December 31, 2008	$36,950	$12,000	$4,000	$0

"Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

"Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing and review of the rating agency compliance testing for the Fund's Preferred Shares.

"Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

"All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2007 and December 31, 2008, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $472,000 and $315,300, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. During the year ended December 31, 2008, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, were pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $208,000 and $230,000, respectively, for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser and a review of the Investment Adviser's Australian Superannuation Circular) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2007 and December 31, 2008. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2007 or December 31, 2008.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the Chairman of the Annual Meeting or persons named as proxies may propose one or more adjournments of the Annual Meeting to a date after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the Chairman of the Annual Meeting or the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) put to a shareholder vote with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The Chairman of the Annual Meeting may also adjourn the Annual Meeting in his or her discretion, without a shareholder vote. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

May 1, 2009

Appendix A

Western Asset Income Fund
Western Asset Funds, Inc.
Western Asset Premier Bond Fund

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

As of May 8, 2007

Purposes and Organization

The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a "Fund") is to review matters pertaining to the composition, committees, compensation, and operations of the Boards. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons"). This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

(1)  To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)  To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)  To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)  To make recommendations to the Board concerning the compensation for the Directors/Trustees who are not Interested Persons.

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Directors/Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s), (iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 8, 2007)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1.  The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.  The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.  The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET PREMIER BOND FUND

May 27, 2009

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement is available at https://materials.proxyvote.com using Cusip/Ticker 957664

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20500000000000000000	3 052709

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees

☐	FOR ALL NOMINEES	NOMINEES:
		☐	Ronald J. Arnault
☐	WITHHOLD AUTHORITY	☐	Anita L. Defrantz
	FOR ALL NOMINEES	☐	William E.B. Siart
		☐	Jaynie Miller Studenmund
☐	FOR ALL EXCEPT	☐	Avedick B. Poladian
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

With discretionary power upon such other matters as may properly come before the meeting of any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares to elect the trustees of your Fund. This matter is discussed in detail in the enclosed proxy materials.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 27, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund

WESTERN ASSET PREMIER BOND FUND

COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 27, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints Charles A. Ruys de Perez, Kevin Ehrlich and Maureen Delepine, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the “Fund”), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 27, 2009, at 8:30 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET PREMIER BOND FUND

May 27, 2009

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement is available at https://materials.proxyvote.com using Cusip/Ticker 957664

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20700000000000000000 1	052709

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Trustees by holders of Common Shares and Preferred Shares voting together as a single class (nominees numbered 1 through 5)
2.	Election of Trustees by holders of Preferred Shares voting separately as a class (nominees numbered 6 and 7)

☐	FOR ALL NOMINEES	NOMINEES:
		☐	1.	Ronald J. Arnault
☐	WITHHOLD AUTHORITY	☐	2.	Anita L. Defrantz
	FOR ALL NOMINEES	☐	3.	William E.B. Siart
		☐	4.	Jaynie Miller Studenmund
☐	FOR ALL EXCEPT	☐	5.	Avedick B. Poladian
	(See instructions below)	☐	6.	R. Jay Gerken
		☐	7.	Ronald L. Olson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

With discretionary power upon such other matters as may properly come before the meeting of any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares to elect the trustees of your Fund. This matter is discussed in detail in the enclosed proxy materials.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 27, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund

WESTERN ASSET PREMIER BOND FUND

PREFERRED SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 27, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints Charles A. Ruys de Perez, Kevin Ehrlich and Maureen Delepine, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the “Fund”), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 27, 2009, at 8:30 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

(Continued and to be signed on the reverse side.)

14475